UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2014

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

On August 18, 2014, Take-Two Interactive Software, Inc. (the “Company”), together with certain of its direct and indirect subsidiaries (together with the Company, collectively, the “Borrower”), entered into a Third Amendment to Second Amended and Restated Credit Agreement (the “Third Amendment”), with certain lenders and Wells Fargo Capital Finance, LLC, acting as arranger and administrative agent for the lenders party thereto.

As previously disclosed, on October 17, 2011, the Second Amended and Restated Credit Agreement (the “Credit Agreement”) provides for a revolving credit facility (the “Credit Facility”) in the aggregate principal amount of $100,000,000 (subject to increase to $140,000,000), including a subfacility for the issuance of letters of credit (the “LC Subfacility”) and a subfacility (the “U.K. Subfacility”) which is available to the Company’s indirect subsidiary, Take-Two GB Limited, organized under the laws of England and Wales (the “U.K. Borrower”).

The Third Amendment amends the Credit Agreement to, among other things,

•  Lower interest rates by decreasing margins by 100 basis points, resulting in margins of (a) 0.50% to 1.00% above a specified prime base rate, and (b) 1.50% to 2.00% above the LIBOR rate (each range based on liquidity levels);

•  Lower the unused line fee by 12.5 basis points, which will now range from 0.25% to 0.375% based on Credit Facility availability;

•  Lower the letter of credit fee by 50 basis points to 1.50% per annum on the undrawn amount of outstanding letters of credit;

•  Revise the U.K. Subfacility to increase the amount the U.K. Borrower may borrow under the Credit Facility, subject to the amount of the U.K. borrowing base and other limitations, including overall availability under the Credit Facility (the aggregate principal amount of which was not amended by the Third Amendment);

•  Amend revolver advance and borrowing base provisions to take into account an updated assessment of the Borrower’s eligible accounts by the lenders, and to permit more flexible borrowing by the Borrower;

•  Decrease the capacity of the LC Subfacility from $25,000,000 to $5,000,000 aggregate outstanding letters of credit;

•  Streamline reporting to lenders’ agent when there are no outstanding advances, subject to achieving specified liquidity thresholds; and

•  Extend the maturity of the Credit Facility from October 17, 2016 to August 18, 2019.

The Third Amendment amends certain other provisions of the Credit Agreement as set forth therein.

The foregoing description is a summary of the material terms of the Third Amendment and is not complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Credit Agreement is not complete, and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 17, 2011.  Copies of the First and Second Amendments to the Credit Agreement were filed as Exhibits 10.27 and 10.28 to an Annual Report on Form 10-K filed with the SEC on May 14, 2014.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Third Amendment set forth above under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1

Third Amendment to Second Amended and Restated Credit Agreement, dated August 18, 2014, by and among the Company, each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the lender parties thereto, and Wells Fargo Capital Finance, LLC, as arranger and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Daniel P. Emerson
	Name:	Daniel P. Emerson
	Title:	Senior Vice President and
Deputy General Counsel

Date: August 21, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1

Third Amendment to Second Amended and Restated Credit Agreement, dated August 18, 2014, by and among the Company, each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the lender parties thereto, and Wells Fargo Capital Finance, LLC, as arranger and administrative agent.